AMENDMENT NO. 1 TO

CONTROLLED COMPANY AGREEMENT

This AMENDMENT NO. 1 TO CONTROLLED COMPANY AGREEMENT (the “Amendment”) is entered into as of May 16, 2023 to amend that Controlled Company Agreement dated as of October 20, 2021 (the “Controlled Company Agreement”), by and among the parties listed on the signature pages thereto, and shall be effective as of the Effective Date (as defined below). Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Controlled Company Agreement.

WHEREAS, in connection with the consummation by Issuer of a Restructuring, the Issuer and Stockholders agreed to enter into the Controlled Company Agreement to govern certain of their rights, duties and obligations with respect to their ownership of Shares after consummation of the Restructuring.

WHEREAS, Jeff P. Gehl, the Trustee of the Jeff P. Gehl Living Trust dated January 25, 2011, a Restricted Stockholder, has elected to terminate his employment, service and association with RCP Advisors 2, LLC and RCP Advisors 3, LLC effective as of May 15, 2023 (the “Effective Date”), and in connection therewith, desires to be released from the rights, duties and obligations under the Controlled Company Agreement as a Restricted Stockholder.

WHEREAS, pursuant to Section 4.1 of the Controlled Company Agreement, each of the parties to the Controlled Company Agreement are entering into this Amendment to amend the Controlled Company Agreement to remove the Jeff P. Gehl Living Trust dated January 25, 2011 as a Restricted Stockholder on and after the Effective Date.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged the parties mutually agree as follows:

1.
From and after the Effective Date, the term “Restricted Stockholders” as used in the Controlled Company Agreement shall mean the Stockholders listed on the signature pages of this Amendment, other than Jeff P. Gehl, the Trustee of the Jeff P. Gehl Living Trust dated January 25, 2011.
2.
From and after the Effective Date, the term “RCP Stockholders” as used in the Controlled Company Agreement shall mean RCP Advisors 2, LLC and RCP Advisors 3, LLC, those parties listed on the signature pages of this Amendment under the heading RCP Stockholders, and any of their Permitted Transferees who hold Shares as of the applicable time.
3.
This Amendment constitutes an amendment to and a part of the Controlled Company Agreement from and after the date hereof, and in the event of any inconsistencies between the provisions of this Amendment and the Controlled Company Agreement, the provisions of this Amendment shall control. However, except as expressly modified by this Amendment, the Controlled Company Agreement shall continue in full force and effect and govern the parties’ relationship with respect to matters addressed in the Controlled Company Agreement.
4.
This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

ISSUER:

P10, INC.

By:	/s/ Amanda Coussens
Name: Amanda Coussens
Title: CFO

[Signature Page to Amendment No. 1 to Controlled Company Agreement]

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Jeff P. Gehl Living Trust dated January 25, 2011

By:	/s/ Jeff P. Gehl
Name: Jeff P. Gehl
Its: Trustee

[Signature Page to Amendment No. 1 to Controlled Company Agreement]

210 Stockholders:

210/P10 ACQUISITION PARTNERS, LLC

By: Its: By: Its:	210 Capital, LLC Sole Member Covenant RHA Partners, L.P. Member
By:	/s/ Robert Alpert
Name: Robert Alpert
Its: Authorized Signatory

By: Its:	CCW/LAW Holdings, LLC Member
By:	/s/ C. Clark Webb
Name: C. Clark Webb
Its: Authorized Signatory

[Signature Page to Amendment No. 1 to Controlled Company Agreement]

4882-6473-8657.3

RCP Stockholders:
/s/ David McCoy
David McCoy
/s/ Alexander Abell
Alexander Abell
/s/ Michael Feinglass
Michael Feinglass
/s/ Andrew Nelson
Andrew Nelson

/s/ Nell Blatherwick
Nell Blatherwick
Thomas P. Danis, Jr. Revocable Living Trust dated March 10, 2003, as amended
By:	/s/ Thomas P. Danis, Jr.
Name: Thomas P. Danis, Jr.
Its: Trustee

[Signature Page to Amendment No. 1 to Controlled Company Agreement]

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RCP Stockholders (continued): Charles K. Huebner Trust dated January 16, 2001
By:	/s/ Charles K. Huebner
Name: Charles K. Huebner
Its: Trustee
Jon I. Madorsky Revocable Trust dated December 1, 2008
By:	/s/ Jon I/ Madorsky
Name: Jon I. Madorsky
Its: Trustee
Souder Family LLC
By:	/s/ William F. Souder
Name: William F. Souder
Its: General Partner

[Signature Page to Amendment No. 1 to Controlled Company Agreement]

4882-6473-8657.3

TrueBridge Stockholders: TrueBridge Colonial Fund, u/a dated 11/15/2015
By:	/s/ Edwin Poston
Name: Edwin Poston
Its:
Mel Williams Irrevocable Trust u/a/d August 12, 2015 By: Alliance Trust Company, its Trustee
By:	/s/ Mel Williams
Name: Mel Williams
Its:
TrueBridge Ascent LLC
By:	/s/ Edwin Poston
Name: Edwin Poston
Its: GP
MAW Management Co.
By:	/s/ Mel A. Williams
Name: Mel A. Williams
Its: Manager

[Signature Page to Amendment No. 1 to Controlled Company Agreement]

4882-6473-8657.3